UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware                             333-107958                01-0791848
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

390 Greenwich Street, New York, New York     10013
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS


Description of the Certificates and the Mortgage Pools

                  On September 2, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-OPT1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Option One Mortgage Corporation (the "Servicer") and Wells Fargo Bank, N.A. (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates," the "Class A-1B Certificates," the "Class A-2 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates," the "Class M-10 Certificates," the "Class M-11 Certificates," the "Class M-12 Certificates," the "Class M-13 Certificates," the "Class M-14 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,083,027,227.62 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 30, 2004(the "Mortgage Loan Purchase Agreement"), among the Depositor, Option One Mortgage Corporation (the "Originator") and Citigroup Global Markets Realty Corp. (the "Seller"). The Certificates (other than the Class M-14 Certificates, Class P Certificates, Class CE Certificates, Class R Certificates and Class R-X Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated August 30, 2004, between the Depositor and the Representative.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

      ---------------------------------- ------------------------------------- ----------------------------
                                                Initial Certificate
                    Class                         Principal Balance                 Pass-through Rate
      ---------------------------------- ------------------------------------- ----------------------------
                    A-1A                           $974,885,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    A-1B                           $108,321,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     A-2                           $285,291,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-1                           $ 28,681,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-2                           $ 26,223,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-3                           $ 43,431,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-4                           $ 22,945,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-5                           $ 23,764,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-6                           $ 17,209,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-7                           $ 16,389,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-8                           $ 11,472,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     M-9                           $ 16,390,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    M-10                           $ 12,292,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    M-11                            $ 9,014,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    M-12                            $ 9,833,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    M-13                            $ 8,195,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                    M-14                           $ 16,389,000.00                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                     CE                             $ 8,194,931.73                      Variable
      ---------------------------------- ------------------------------------- ----------------------------
                      P                                $ 100.00                            N/A
      ---------------------------------- ------------------------------------- ----------------------------
                      R                        100% Percentage Interest                    N/A
      ---------------------------------- ------------------------------------- ----------------------------
                     R-X                       100% Percentage Interest                    N/A
      ---------------------------------- ------------------------------------- ----------------------------

                  The Certificates, other than the Class CE, the Class P, the Class R and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2004, and the Prospectus Supplement, dated August 30, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P, the Class R and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

Exhibit No.                        Description
-----------                        -----------
4.1                                Pooling and Servicing Agreement, dated as of
                                   September 1, 2004, among Citigroup Mortgage
                                   Loan Trust Inc. as Depositor, Option One
                                   Mortgage Corporation as Servicer and Wells
                                   Fargo Bank, N.A. as Trustee, relating to the Series 2004-OPT1 Certificates.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By: /s/ A. Randall Appleyard
                                                ------------------------------
                                            Name:   A. Randall Appleyard
                                            Title:  Vice President

                                INDEX TO EXHIBITS




                                                                                                Sequentially
    Exhibit No.                                  Description                                   Numbered Page
    -----------                                  -----------                                   -------------
        4.1           Pooling and Servicing  Agreement,  dated as of September 1, 2004,              7
                      among  Citigroup  Mortgage Loan Trust Inc. as  Depositor,  Option
                      One Mortgage  Corporation as Servicer and Wells Fargo Bank,  N.A.
                      as Trustee, relating to the Series 2004-OPT1 Certificates.

                                   Exhibit 4.1